Exhibit 10.1

AMENDMENT NO. 2

TO

CONSULTING SERVICES AGREEMENT

This Amendment (“Amendment No. 2”) is made between Vistagen Therapeutics, Inc., a Nevada corporation having an address at 343 Allerton Avenue, South San Francisco, California 94080 (“Vistagen”), and FitzPatrick & Co. LLC, a Delaware limited liability company, having an address at 2023 Allen Place, NW, Washington DC 20009 (“Consultant”), and is retroactively effective as of January 1, 2023.

WHEREAS, Vistagen and Consultant entered into a Consulting Services Agreement dated January 21, 2022, and Amendment No. 1 to the Consulting Agreement dated June 1, 2022 (collectively, the “Agreement”); and

WHEREAS, the parties wish to amend the Agreement to extend its term and modify certain provisions relating to Vistagen’s compensation of Consultant.

Vistagen and Consultant therefore agree as follows:

AMENDMENT

1.	The term of this Agreement shall be extended and continue until June 30, 2023; and

2.	Appendix A to the Agreement is amended as follows:

“Compensation from Vistagen to Consultant:

For Services requested by Vistagen, and rendered by Consultant, pursuant to this Agreement, Vistagen agrees to pay Consultant in arrears, at a rate of $10,000 per month, by check or wire to a U.S. bank account within 30 days of Vistagen’s receipt of Consultant’s invoice. Reasonable expenses will be reimbursed by Vistagen at cost. Substantial expenses not in the usual course of business, and air and hotel travel must be pre-approved by Vistagen.”

Except as expressly provided in this Amendment No. 2, the Agreement remains unchanged and in full force and effect.

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Each party is signing this agreement with the party’s authorized signature.

AGREED TO:	AGREED TO:

VISTAGEN THERAPEUTICS, INC.	FITZPATRICK & CO., LLC

By: /s/ Shawn K. Singh, J.D.	By: /s/ Margaret Mary FitzPatrick

Name: Shawn K. Singh, J.D.	Name: Margaret Mary FitzPatrick

Title: Chief Executive Officer	Title: Managing Director

Date: January 4, 2023	Date: January 4, 2023